Other Operating Expenses	12 Months Ended
Jun. 30, 2025
Analysis of income and expense [abstract]
Other Operating Expenses	Other operating expenses

	SA Rand
Figures in million	2025	2024 Restated[1]	2023 Restated[1]
Social investment expenditure	166	185	208
Loss on scrapping of property, plant and equipment (a)	164	97	182
Silicosis settlement provision (b)	2	(174)	(183)
Loss allowance	(19)	35	4
Other (income)/expenses – net	33	52	(7)
Total other operating expenses[1]	346	195	204
[1] Refer to note 2 for further detail on restatement.
(a)These losses arise from the derecognition of property, plant and equipment that is no longer in use. No future economic benefits are expected from the use or disposal of these assets. Refer to note 14 for further detail on the accounting policy as well as the amounts per asset category.
(b)Refer to note 25 for details on the movement in the silicosis settlement.